UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2026

SPRING VALLEY ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42822	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4030 Maple Avenue, Suite 500 Dallas, TX	75219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 308-5230

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable public warrant	SVACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SVAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 6, 2026, Spring Valley Acquisition Corp. III, an exempted company incorporated in the Cayman Islands with limited liability (“SVIII,” “Spring Valley” or the “Company”), held its extraordinary general meeting of shareholders (the “Meeting”), in connection with the proposed business combination by and among the Company, General Fusion Inc., a British Columbia limited company (“General Fusion”), and 1573562 B.C. Ltd., a British Columbia limited company and a wholly-owned direct subsidiary of Spring Valley (“NewCo”), pursuant to a Business Combination Agreement dated as of January 21, 2026 (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement,” and the transactions contemplated thereby, collectively, the “Business Combination”), as described in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 12, 2026 and mailed to shareholders on or about June 15, 2026 (the “Proxy Statement”). Each proposal (individually a “Proposal”) voted upon at the Meeting and the final voting results are indicated below. Each Proposal voted on at the Meeting is described in detail in the Proxy Statement. Capitalized terms used, but not otherwise defined herein shall have the respective meanings assigned to such terms in the Proxy Statement.

As of the close of business on June 12, 2026, the record date for the Meeting, there were approximately 23,000,000 Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), and 7,666,667 Class B ordinary shares, par value $0.0001 per share (the “Class B ordinary shares” and, together with the Class A ordinary shares, the “Ordinary Shares”), outstanding. A total of 17,402,874 Ordinary Shares, representing approximately 56.74% of the outstanding Ordinary Shares entitled to vote, were present in person or by proxy, constituting a quorum.

1.	Proposal No. 1 - The Continuation Proposal - To approve, by Special Resolution, the transfer of Spring Valley by way of continuation and de-registration from the Cayman Islands to the Province of British Columbia, Canada in accordance with the Spring Valley Articles and Part 12 of the Cayman Islands Companies Act (As Revised) (the “Companies Act”) and the Business Corporations Act (British Columbia) (the “BCBCA”), including the adoption of the Continuation Articles. The Continuation Proposal was approved and received the following votes:

Proposal No.	Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
1.	16,760,091	642,282	501

2.	Proposal No. 2 - The Business Combination Proposal - To approve by Special Resolution, the Business Combination Agreement and the Business Combination. The Business Combination Proposal was approved and received the following votes:

Proposal No.	Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
2.	16,760,217	642,282	375

3.	Proposal No. 3 - The Advisory Organizational Documents Proposals - To approve on a non-binding advisory basis, by Ordinary Resolution, the following four proposals relating to the governance provisions contained in the New GF Closing Articles that materially affect Spring Valley Shareholders’ rights. Each of the Advisory Organizational Documents Proposals was approved and received the following votes:

A.	Proposal 3A: To change the authorized share capital from the existing (i) 200,000,000 Spring Valley Class A Shares, (ii) 20,000,000 Spring Valley Class B Shares, and (iii) 1,000,000 preference shares of a nominal or par value of $0.0001 each, to (1) an unlimited number of New GF Subordinate Voting Shares; (2) an unlimited number of preferred shares, issuable in series, of which none will be outstanding; (3) 4,500,000 New GF Class A Earnout Shares; (4) 4,500,000 New GF Class B Earnout Shares; (5) 4,500,000 New GF Class C Earnout Shares; and (6) 10,556,373 New GF Multiple Voting Shares (as defined in the Proxy Statement). The Authorized Capital Proposal was approved and received the following votes:

Proposal No.	Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
3A	15,401,149	2,000,344	1,381

B.	Proposal 3B: To reduce the requisite quorum for a meeting of shareholders from (x) one or more shareholders holding at least a majority of the paid up voting share capital present in person or by proxy and entitled to vote at that meeting to (y) two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 33⅓% of the issued shares entitled to be voted at the meeting. The Quorum Proposal was approved and received the following votes:

Proposal No.	Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
3B	16,756,952	643,943	1,979

C.	Proposal 3C: To include an advance notice provision that requires a shareholder to provide notice to New General Fusion in advance of a meeting of shareholders should such shareholder wish to nominate a person for election to the board of directors. The Advance Notice Proposal was approved and received the following votes:

Proposal No.	Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
3C	16,758,436	643,491	947

D.	Proposal 3D: To not include provisions relating to the Spring Valley Class B Shares, the Spring Valley IPO, Sponsor, the Business Combination and other related matters. The Other Matters Proposal was approved and received the following votes:

Proposal No.	Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
3D	16,728,317	673,148	1,409

4.	Proposal No. 4 - The Nasdaq Proposal - To approve, for purposes of complying with applicable listing rules of The Nasdaq Stock Market LLC, the issuance of New GF Subordinate Voting Shares in connection with the Business Combination. The Nasdaq Proposal was approved and received the following votes:

Proposal No.	Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
4.	16,759,233	643,268	373

5.	Proposal No. 5 - The Incentive Plan Proposal - To approve, by Ordinary Resolution, the issuance of New GF Subordinate Voting Shares pursuant to the 2026 Long-Term Incentive Plan. The Incentive Plan Proposal was approved and received the following votes:

Proposal No.	Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
5.	15,491,365	1,910,943	566

6.	Proposal No. 6 - The Price Adjustment Proposal - To approve, by Ordinary Resolution of the disinterested Spring Valley Shareholders, the Conversion Price Adjustment Provisions of the New GF Multiple Voting Shares and the Exercise Price Adjustment Provision of the New GF PIPE Warrants, in each case issuable in connection with the PIPE Financing. The Price Adjustment Proposal was approved and received the following votes:

Proposal No.	Ordinary Shares Votes For	Ordinary Shares Votes Against	Ordinary Shares Abstentions
6.	16,758,488	643,373	1,013

7.	Proposal No. 7 - The Director Election Proposal - To approve, by Ordinary Resolution, the election of seven directors, being Greg Twinney, Christopher Sorrells, Mark Little, Klaas de Boer, Norman Harrison, Wendy Kei, and Thomas Boehlert, effective upon the Closing, to serve on the New GF Board for the applicable term, under the New GF Closing Articles, or until such directors' successors have been duly elected and qualified, or until such directors' earlier death, resignation, retirement or removal. The Director Election Proposal was approved and each of the seven directors received the following votes:

Name	Ordinary Shares Votes For	Ordinary Shares Withhold
Greg Twinney	16,760,303	642,571
Christopher Sorrells	16,760,277	642,597
Mark Little	16,760,287	642,587
Klaas de Boer	15,760,342	1,642,532
Norman Harrison	16,760,277	642,597
Wendy Kei	16,759,998	642,876
Thomas Boehlert	16,760,277	642,597

As there were sufficient votes to approve the Continuation Proposal, the Business Combination Proposal, each of the Advisory Organizational Documents Proposal, the Nasdaq Proposal, the Incentive Plan Proposal, the Price Adjustment Proposal, and the Director Election Proposal, the Adjournment Proposal was not presented to the Company’s shareholders.

Cautionary Note Regarding Forward-Looking Statements

Certain statements included in this document are not historical facts but are forward-looking statements. All statements other than statements of historical facts contained in this document are forward-looking statements. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are also forward-looking statements. In some cases, you can identify forward-looking statements by words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “preliminary,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, without limitation, SVIII’s, General Fusion’s, or their respective management teams’ expectations concerning the proposed Business Combination and expected benefits or timing thereof; the outlook for General Fusion’s business, including its ability to commercialize MTF or any other fusion technology on its expected timeline or at all; statements regarding the current and expected results of General Fusion’s LM26 program; the ability to execute General Fusion’s strategies, including on any expected timeline or anticipated cost basis; projected and estimated financial performance; anticipated industry trends; future capital expenditures; government regulation of fusion energy; and environmental risks; as well as any information concerning possible or assumed future results of operations of General Fusion. The forward-looking statements are based on the current expectations of the respective management teams of SVIII and General Fusion, as applicable, and are inherently subject to uncertainties and changes in circumstance and their potential effects. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) the risk that the proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of SVIII’s securities; (ii) the failure to satisfy the conditions to the consummation of the proposed Business Combination, including the adoption of the Business Combination Agreement by the shareholders of SVIII and General Fusion and the receipt of regulatory approvals; (iii) market risks; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (v) the effect of the announcement or pendency of the proposed Business Combination on General Fusion’s business relationships, performance, and business generally; (vi) risks that the proposed Business Combination disrupts current plans of General Fusion and potential difficulties in its employee retention as a result of the proposed Business Combination; (vii) the outcome of any legal proceedings that may be instituted against General Fusion or SVIII related to the Business Combination Agreement or the proposed Business Combination; (viii) failure to realize the anticipated benefits of the proposed Business Combination; (ix) the inability to maintain the listing of SVIII’s securities or to meet listing requirements and maintain the listing of the combined company’s securities on Nasdaq; (x) the risk that the proposed Business Combination may not be completed by SVIII’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SVIII; (xi) the risk that the price of the combined company’s securities may be volatile due to a variety of factors, including changes in laws, regulations, technologies, natural disasters, national security tensions, and macro-economic and social environments affecting its business; (xii) laws and regulations governing General Fusion’s research and development activities, and changes in such laws and regulations; (xiii) any failure to commercialize MTF on the expected timeline or at all, including any failure to achieve the objectives of the LM26 program; (xiv) environmental regulations and legislation; (xv) the effects of climate change, extreme weather events, water scarcity, and seismic events, and the effectiveness of strategies to deal with these issues; (xvi) fluctuations in currency markets; (xvii) General Fusion’s ability to complete and successfully integrate any future acquisitions; (xviii) increased competition in the fusion industry; (xix) limited supply of materials and supply chain disruptions; and (xx) the risk that the proposed private placement of convertible preferred shares and warrants by General Fusion (the “PIPE Financing”) may not be completed, or that other capital needed by the combined company may not be raised on favorable terms, or at all, including as a result of the restrictions agreed to in connection with the PIPE Financing. The foregoing list is not exhaustive, and there may be additional risks that neither SVIII nor General Fusion presently know or that SVIII and General Fusion currently believe are immaterial. You should carefully consider the foregoing factors, any other factors discussed in this document and the other risks and uncertainties described in the “Risk Factors” section of the Final Prospectus and the risks described in the Registration Statement, or to be described in any amendment or supplement thereto; the risks described in the definitive proxy statement/prospectus filed with the SEC on June 12, 2026, or to be described in any amendment or supplement thereto; and those discussed and identified in filings made with the SEC by SVIII from time to time. General Fusion and SVIII caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth in this document speak only as of the date of this document. Neither General Fusion nor SVIII undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that General Fusion or SVIII will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear, up to the consummation of the proposed Business Combination, in SVIII’s public filings with the SEC, which are or will be (as applicable) accessible at www.sec.gov, and which you are advised to review carefully.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRING VALLEY ACQUISITION CORP. III

	By:	/s/ Christopher Sorrells
	Name:	Christopher Sorrells
Dated: July 6, 2026	Title:	Chief Executive Officer and Chairman